UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2014

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 17, 2014, Veracyte, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition of Allegro Diagnostics Corp., a Delaware corporation (“Allegro”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated September 4, 2014 among the Company, Allegro, Full Moon Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Andrey Zarur, as Stockholders’ Agent, and certain stockholders of Allegro.  Pursuant to the Merger Agreement, Merger Sub merged with and into Allegro, with Allegro continuing as the surviving corporation and a wholly-owned subsidiary of the Company. At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such Original Form 8-K was required to be filed. On November 6, 2014, the Company amended the Original Form 8-K in order to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K (the “November 8-K/A”). On December 10, 2014, the Company amended the November 8-K/A to include corrected unaudited condensed statement of operations of Allegro for the six months ended June 30, 2014 and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2014 (the “December 8-K/A”).

This Amendment No. 3 to Current Report on Form 8-K/A further amends and supplements the Original Form 8-K to include certain additional pro forma financial information of the Company required by Item 9.01(b) of Form 8-K in connection with the Company’s acquisition of Allegro, as set forth below. The Original Form 8-K otherwise remains the same, as amended and supplemented by the November 8-K/A and December 8-K/A, and the Items therein, including Item 9.01, and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01                                           Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1*	Consent of Independent Accountants.
99.1	Audited financial statements of Allegro Diagnostics Corp. as of and for the year ended December 31, 2013 (incorporated herein by reference to Exhibit 99.1 to the November Form 8-K/A).
99.2

Unaudited condensed financial statements of Allegro Diagnostics Corp. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (revised) (incorporated herein by reference to Exhibit 99.2 to the December 8-K/A).

99.3

Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014 (incorporated herein by reference to Exhibit 99.3 to the December 8-K/A).

99.4*	Unaudited pro forma condensed combined statement of operations of Veracyte, Inc. for the year ended December 31, 2014.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2015

Veracyte, Inc.

By:	/s/ Shelly D. Guyer
Name:	Shelly D. Guyer
Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1*	Consent of Independent Accountants.
99.1	Audited financial statements of Allegro Diagnostics Corp. as of and for the year ended December 31, 2013 (incorporated herein by reference to Exhibit 99.1 to the November Form 8-K/A).
99.2

Unaudited condensed financial statements of Allegro Diagnostics Corp. as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 (revised) (incorporated herein by reference to Exhibit 99.2 to the December 8-K/A).

99.3

Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the year ended December 31, 2013 and the six months ended June 30, 2014 (incorporated herein by reference to Exhibit 99.3 to the December 8-K/A).

99.4*	Unaudited pro forma condensed combined statement of operations of Veracyte, Inc. for the year ended December 31, 2014.

* Filed herewith.